STATEMENT OF ADDITIONAL INFORMATION






ADVANTUS VENTURE FUND, INC.
ADVANTUS INDEX 500 FUND, INC.
ADVANTUS REAL ESTATE SECURITIES FUND, INC.


May 1, 2000
As Supplemented July 31, 2000















This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated May 1, 2000 and should be read in conjunction therewith.

Each Fund's audited Annual Report dated July 31, 1999 and its unaudited Semi-Annual Report dated January 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

A copy of each Prospectus and each Annual and Semi-Annual Report may be obtained by telephone from Advantus Shareholder Services at (800) 665-6005 or by writing to the Funds at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.


TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY	5
INVESTMENT OBJECTIVES AND POLICIES	5
Equity Securities of Small Capitalization Companies	5
S&P 500 Index	5
Real Estate Investment Trust Securities	6
Debt and Money Market Securities	7
Low Rated Securities	8
Convertible Securities	9
Foreign Securities	10
Futures Contracts and Options on Futures Contracts	11
Options	14
United States Government and Agency Obligations	16
Short Sales Against the Box	17
Loans of Portfolio Securities	17
Restricted and Illiquid Securities	18
Repurchase Agreements	18
Warrants	19
Index Depositary Receipts	19
When-Issued Securities and Forward Commitments	20
Defensive Purposes	21
INVESTMENT RESTRICTIONS	21
Fundamental Restrictions	22
Non-Fundamental Restrictions	23
PORTFOLIO TURNOVER	24
DIRECTORS AND EXECUTIVE OFFICERS	25
DIRECTOR LIABILITY	27
INVESTMENT ADVISORY AND OTHER SERVICES	27
General	27
Control and Management of Advantus Capital and Ascend Financial	28
Investment Advisory Agreement	28
Venture Fund Sub-Adviser - State Street	30
Venture Fund Investment Sub-Advisory Agreement - State Street	30
Code of Ethics	31
Distribution Agreement	31
Payment of Certain Distribution Expenses of the Funds	32
Transfer Agent and Administrative Services	35
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE	36
CALCULATION OF PERFORMANCE DATA	38
CAPITAL STOCK AND OWNERSHIP OF SHARES	41
HOW TO BUY SHARES	42
Alternative Purchase Arrangements	42
Purchase by Check	42
Purchase by Wire	43
Purchase by Internet	43
Timing of Purchase Orders	43
Minimum Investments	43
Public Offering Price	43
SALES CHARGES	44
Class A Shares	44
Class B Shares	45
Class C Shares	46
Other Payments to Broker-Dealers	47
NET ASSET VALUE AND PUBLIC OFFERING PRICE	48
REDUCED SALES CHARGES	49
Right of Accumulation-Cumulative Purchase Discount	49
Letter of Intent	50
Combining Purchases	50
Group Purchases	50
Waiver of Sales Charges For Certain Sales of Class A Shares	51
EXCHANGE AND TRANSFER OF FUND SHARES	51
Systematic Exchange Plan	52
SHAREHOLDER SERVICES	52
Open Accounts	52
Automatic Investment Plan	53
Group Systematic Investment Plan	54
Retirement Plans Offering Tax Benefits	54
Systematic Withdrawal Plans	54
REDEMPTIONS	55
Signature Guarantee	56
Contingent Deferred Sales Charge	57
Telephone Redemption	57
Internet Redemption	57
Delay in Payment of Redemption Proceeds	58
Fund's Right to Redeem Small Accounts	58
Reinstatement Privilege	58
TELEPHONE TRANSACTIONS	59
INTERNET TRANSACTIONS	59
THE STANDARD & POOR'S LICENSE	60
DISTRIBUTIONS AND TAX STATUS	61
Dividends and Capital Gains Distributions	61
Taxation - General	61
FINANCIAL STATEMENTS	63
APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS	A-1
Bond Ratings	A-1
Commercial Paper Ratings	A-2
APPENDIX B - FUTURES CONTRACTS	B-1
Example of Futures Contract Sale	B-1
Example of Futures Contract Purchase	B-1
Tax Treatment	B-2


GENERAL INFORMATION AND HISTORY
	Advantus Venture Fund, Inc. ("Venture Fund"), Advantus Index 500 Fund, Inc. ("Index Fund") and Advantus Real Estate Securities Fund, Inc. ("Real Estate Securities Fund"), collectively referred to as the "Funds," are open-end diversified investment companies, commonly called mutual funds. The Funds, together with ten other mutual funds which share the same investment adviser, are members of a family of mutual funds known as the "Advantus Funds." Each of the Advantus Funds, excluding Real Estate Securities Fund and Advantus Money Market Fund, Inc., offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C). Real Estate Securities Fund currently offers one class of shares (Class A). Each class is sold pursuant to different sales arrangements and bears different expenses. The Venture and Index Funds were incorporated as Minnesota corporations in July 1996. The Real Estate Securities Fund was incorporated as a Minnesota Corporation in September 1998.

INVESTMENT OBJECTIVES AND POLICIES
	The investment objectives and principal investment policies of each of the Funds are set forth in detail in the text of each Fund's Prospectus under "Investing in the Fund --Investment Policies and Practices."

Equity Securities of Small Capitalization Companies
	Venture Fund will invest primarily in equity securities issued by small capitalization companies. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Fund's investment adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

	While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results. Because of the risks involved, the Fund is not intended to constitute a complete investment program.

S&P 500 Index
	Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is an unmanaged index of common stocks which emphasizes large capitalization companies and is comprised of 500 industrial, financial, utility and transportation companies. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The weightings of stock in the S&P 500 are based on each stock's relative capitalization or total market value; that is, its market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 is typically composed of stocks of the 50 to 60 largest companies in the S&P
500.  The composition of the S&P 500 may be changed from time to time.
Stocks included in the S&P 500 are chosen by Standard & Poor's on a statistical basis which reflects such factors as the market capitalization and trading activity of each stock and the extent to which each stock is representative of stocks in a particular industry. Typically, companies included in the S&P 500 are the largest and most dominant companies in their respective industries. The inclusion of a stock in the S&P 500 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor does it afford any assurance against declines in the price or yield performance of that stock. The Fund's investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

	The Fund will at all times invest at least 80% of its total assets in common stocks included in the S&P 500. There is no minimum or maximum number of stocks included in the S&P 500 which the Fund must hold. Under normal circumstances Advantus Capital generally will seek to match the Fund to the composition of the S&P 500 to the maximum extent, but may not always invest the Fund's portfolio to mirror the S&P 500 exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted stocks included in the S&P 500, and may at times have its portfolio weighted differently from the S&P 500, particularly when the Fund has assets of less than $25 million. Regardless of the number, or relative weightings, of stocks included in the S&P 500 held by the Fund, however, the Fund's intention is to seek investment results, before sales charges and other Fund expenses, which match as closely as possible the investment performance of the S&P 500.

	Over the long term, the Fund's investment adviser will seek a correlation between the performance of the Fund, before sales charges and other Fund expenses, and that of the S&P 500 of at least 95% (or 85% - 95% if the Fund's assets are less than $25 million). A correlation of 100% would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. An investment in shares of the Fund therefore involves risks similar to those of investing in a portfolio consisting of the common stocks of some or all of the companies included in the S&P 500.

Real Estate Investment Trust Securities
	The Real Estate Securities Fund may invest in securities issued by real estate investment trusts. A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items, and U.S. government securities.

	REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

Debt and Money Market Securities
	Venture Fund and Real Estate Securities Fund may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Index Fund may invest in short-term fixed income securities. Such instruments may include the following:

Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Venture Fund may also invest up to 10% of its net assets in securities (including convertible securities) rated at least B- by S&P or B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix A below.

Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

Debt obligations of banks.

	In addition to the instruments described above, which will generally be long-term, but may be purchased by the Fund within one year of the date of a security's maturity, the Fund may also purchase other high quality securities including:

Obligations (including certificates of deposit and bankers' acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

Obligations of the International Bank for Reconstruction and Development.

Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of the Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

	The Fund may also invest in securities which are unrated if the Fund's investment adviser determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser, such classification reasonably reflects the security's quality and risk.

	The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

	The Fund may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Fund's general policy to dispose of such down-graded securities except when, in the judgment of the Fund's investment adviser, it is to the Fund's advantage to continue to hold such securities. In no event, however, will the Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

Low Rated Securities
	Venture Fund may also invest up to 10% of its net assets in debt securities (including convertible debt securities), which, at the time of acquisition, are rated at least B- or B3 by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Real Estate Securities Fund and Venture Fund may each also hold an additional 5% of its total assets in low rated securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market Securities" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

	Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

	Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

	Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

Convertible Securities
	Venture Fund and Real Estate Securities Fund each may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Venture Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment sub-adviser. See "Low Rated Securities," above. Real Estate Securities Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB by S&P or Baa by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser.

Foreign Securities
	Venture Fund and Real Estate Securities Fund each may invest up to 10% of its total assets in securities of foreign issuers which are not publicly traded in the U.S. (securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts, are not subject to this 10% limitation.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

	The countries of the European Monetary Union (EMU) began the process of converting their individual country currencies to the Euro on January 1, 1999. There is also a risk that the value of foreign securities of companies located in EMU countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

	An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

Futures Contracts and Options on Futures Contracts
	Futures Contracts. Consistent with their investment objectives and strategies, the Funds may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

	A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

	Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

	Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

	Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

	Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

	The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

	U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

	Options on Futures Contracts. The Funds also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

	An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

	A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

	Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

	Risks of Futures Contracts and Options on Futures Contracts. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:

? the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund's investment adviser or sub-adviser anticipates;

? an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

? the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

? leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument; and

? the risk that the counterparty to an instrument will fail to perform its obligations.

	Regulatory Matters. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

	The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

	For examples of futures contracts and their tax treatment, see Appendix B to this Statement of Additional Information.

Options
	Each Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

	A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

	Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.

	By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

	Options on Securities. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium."
The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

	Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option.
Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

	Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

	In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

	Options on Stock Indexes. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

	A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

	The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100
Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

United States Government and Agency Obligations
	The Funds may invest in bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the United States Government established under authority granted by Congress. Obligations issued or guaranteed by agencies of the United States Government include, among others, the Federal Farm
Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the United States Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service.
Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

Short Sales Against the Box
	Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

Loans of Portfolio Securities
	Each Fund, for the purpose of realizing additional income, may make secured loans of portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in a Fund's prospectus that the Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser throughout the term of each loan.

Restricted and Illiquid Securities
	Each Fund may invest up to 15% of its net assets, in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

	The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933
Act). Additionally, the Fund's investment adviser and sub-adviser believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser or sub-adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

	If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 15% of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

Repurchase Agreements
	Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Warrants
	Venture Fund and Real Estate Securities Fund each may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Index Depositary Receipts
	Venture Fund and Index Fund may each invest up to 10% of their respective total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. No more than 5% of a Fund's total assets may be invested in any one DR. Venture Fund and Index Fund may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index. In addition, Venture Fund may invest in S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average; or in other DRs which track indexes, provided that such investments are consistent with the Fund's investment objective as determined by the Fund's investment adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

	DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Fund).

	Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

When-Issued Securities and Forward Commitments
	The Real Estate Securities Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

	The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund's investment adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

	When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

	The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of the Fund's total assets will be committed to when-issued or forward commitment transactions.

Defensive Purposes
	Venture Fund and Index Fund may invest up to 20% of their respective net assets in cash or cash items. Real Estate Securities Fund may invest approximately 5% of its net assets in cash or cash items. In addition, for temporary or defensive purposes, the Funds may invest in cash or cash items without limitation. The "cash items" in which the Funds may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Fund's investment adviser.

INVESTMENT RESTRICTIONS
	Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

	In addition to the foregoing limitations, each Fund is subject to certain "fundamental" investment restrictions, described below, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the applicable Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. Each Fund is also subject to certain other investment restrictions which are not fundamental and may be changed by vote of the Board of Directors without further shareholder approval.

Fundamental Restrictions
1.	Policy Regarding Borrowing and the Issuance of Senior Securities.

	The Fund will not borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

	2.	Policy Regarding Concentration in a Particular Industry.

		Venture Fund.
		The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry.
Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

		Index 500 Fund.
		The Fund will not concentrate its investments in a particular industry, except that the Fund may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated.
For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

		Real Estate Securities Fund.
		Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate related industry.
The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the U.S.
Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

	3.	Policy Regarding Investments in Real Estate.

	The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

	4.	Policy Regarding Investments in Commodities.

	The Fund will not purchase physical commodities or contracts relating to physical commodities.

	5.	Policy Regarding Lending.

	The Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

	6.	Policy Regarding Underwriting of Securities.

	The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

Non-Fundamental Restrictions
7.	The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

8.	The Fund will use futures contracts and options on futures
contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or
(b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.

9.	The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

10.	The Fund may not make short sales of securities, other than short sales "against the box."

11.	The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

12.	The Fund will not invest more than 15% of its net assets in
illiquid securities.

13.	The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

	With respect to each of the Funds, any investment policy set forth under "Investing in the Fund - Investment Policies and Practices" in the applicable Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

PORTFOLIO TURNOVER
	Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

	Venture Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares.
Venture Fund does not emphasize short-term trading profits. For the fiscal years ended July 31, 1999, 1998 and 1997, the Fund's portfolio turnover rate was 103.9%, 45.0% and 39.6%, respectively.

	Index Fund generally seeks to invest for the long term, but reserves the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the Fund's portfolio turnover rate is expected to be generally lower than the rate for most other investment companies. Ordinarily, securities will be sold by Index Fund only to reflect certain administrative changes in the S&P 500 (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the S&P 500. For the fiscal years ended July 31, 1999, 1998 and 1997, the Fund's portfolio turnover rate was 25.3%, 59.2% and 5.8%, respectively.

	Real Estate Securities Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. The Fund does not emphasize short-term trading profits. For the period ended July 31, 1999, the Fund's portfolio turnover rate was 51.5%.

DIRECTORS AND EXECUTIVE OFFICERS
The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

	Position with	Principal Occupation and other
Name and Address	the Funds	Affiliations (past 5 years)

William N. Westhoff*	President and	President, Treasurer and
Director,
Advantus Capital 	Director	Advantus Capital Management,
Inc.;
  Management, Inc.		Senior Vice President and
Treasurer,
400 Robert Street North		Minnesota Life Insurance
Company;
St. Paul, Minnesota 55101		Vice President and Director,
Robert Street Energy, Inc.;
President, MCM Funding 1997-1,
Inc.; President, MCM Funding
1998-1, Inc.; Senior Vice
President, Global Investments,
American Express Financial
Corporation, Minneapolis,
Minnesota, from August 1994 to
October 1997

Frederick P. Feuerherm*	Vice President,	Vice President, Assistant
Secretary and
Advantus Capital	Director and	Director, Advantus Capital
  Management, Inc.	Treasurer	Management, Inc.; Vice
President,
400 Robert Street North		Minnesota Life Insurance
Company;
St. Paul, Minnesota 55101		Vice President and Director,
MIMLIC Funding, Inc.; Vice
President and Assistant
Secretary, MCM Funding 1997-1,
Inc.; Vice President and
Assistant Secretary, MCM Funding
1998-1, Inc.

Ralph D. Ebbott	Director	Retired, Vice President and
Treasurer
409 Birchwood Avenue		of Minnesota Mining and
White Bear Lake,		Manufacturing Company
(industrial
  Minnesota  55110		and consumer products) through
June 1989

Charles E. Arner	Director	Retired, Vice Chairman of The
First
E-1430 First National		National Bank of Saint Paul from
 Bank Building		November 1983 through June 1984;
332 Minnesota Street		Chairman and Chief Executive
Officer St. Paul, Minnesota
55101 of The First National Bank
of Saint Paul from October 1980
through November 1983

Ellen S. Berscheid	Director	Regents' Professor of Psychology
at the
University of Minnesota		University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer	Secretary	Partner with the law firm of
Dorsey & Whitney LLP		Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402
__________________________________
* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.
__________________________________

	Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by either of the Funds to any of its officers or directors who is affiliated with Advantus Capital.

	Each director of the Funds who is not affiliated with Advantus Capital Management, Inc. ("Advantus Capital") is also a director of the other eleven investment companies of which Advantus Capital is the investment adviser (13 investment companies in total -- the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a pro rata portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended July 31, 1999, each Director not affiliated with Advantus Capital was compensated by the Funds in accordance with the following table:






Name of
Director


Aggregate
Compensation
from the
Funds(1)
Pension or
Retirement
Benefits
Accrued as
Part of Fund
Expenses


Estimated
Annual
Benefits Upon
Retirement
Total
Compensation
from Funds
and
Fund Complex
Paid to
Directors





Charles E.
Arner
$556.44
n/a
n/a
$20,000
Ellen S.
Berscheid
$556.44
n/a
n/a
$20,000
Ralph D.
Ebbott
$556.44
n/a
n/a
$20,000

(1) During the fiscal year ended September 30, 1999, each Director not affiliated with Advantus Capital received $234.08 from Venture Fund, $295.67 from Index Fund and $26.69 from Real Estate Securities Fund.

	As of July 31, 1999, the directors and executive officers of the Funds did not own any shares of the Funds, with the exception of Bill Westhoff who owned 5,996 Class A shares of Real Estate Securities Fund (1.00%).

DIRECTOR LIABILITY
	Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

	Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

INVESTMENT ADVISORY AND OTHER SERVICES
General
	Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since its inception. Ascend Financial Services, Inc. ("Ascend Financial") acts as the Funds' underwriter. Both Advantus Capital and Ascend Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Ascend Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

Control and Management of Advantus Capital and Ascend Financial
	Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880, and has assets of more than $16.5 billion. Ascend Financial is a subsidiary of Advantus Capital. William N. Westhoff,
President and a Director of each of the Funds, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of each of the Funds, is a Vice President, Assistant Secretary and Director of Advantus Capital.

Investment Advisory Agreement
	Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated May 1, 2000 for each Fund, each of which was approved by shareholders on April 17, 2000 in the case of Venture Fund and Real Estate Securities Fund, and on April 28, 2000 in the case of Index Fund. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on February 10, 2000. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

	Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

		Advisory Fee as Percentage
Fund		Of Average Net Assets
Venture Fund:
	On the first $1 billion in assets	.70%
	On the next $1 billion in assets	.68%
	On all assets in excess of $2 billion	.66%
Index Fund:
	On the first $500 million in assets	.34%
	On the next $500 million in assets	.30%
	On the next $1 billion in assets	.25%
	On all assets in excess of $2 billion	.20%

Real Estate Securities Fund:
	On the first $1 billion in assets	.75%
	On the next $1 billion in assets	.725%
	On all assets in excess of $2 billion	.70%

	Prior to May 1, 2000, each Fund paid Advantus Capital an advisory fee, in accordance with its prior investment advisory agreement, equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

		Advisory Fee Paid Prior to May 1, 2000
	Fund	as Percentage of  Average Net Assets

	Venture Fund	.80%
	Index Fund	.34%
	Real Estate Securities Fund	.75%

	From the advisory fee received from Venture Fund, Advantus Capital pays State Street Research & Management Company ("State Street") a sub-advisory fee equal to .65% of the first $500 million of average daily net assets, .60% of the next $500 million of assets, and .50% of all assets in excess of $1 billion. For purposes of applying the preceding breakpoints, the assets of the Fund are combined with all other 'small company value' assets sub-advised by State Street for Advantus Capital.

	The fees paid by the Funds for investment advisory services during the fiscal periods ended July 31, 1999, 1998 and 1997 (before Advantus Capital's absorption of certain expenses, described below) were as follows:

	Fund	1999	1998	1997

	Venture Fund	$275,254	$311,606	$125,176
	Index Fund	139,480	61,186	13,820
	Real Estate Securities Fund	18,842	n/a	n/a

For this fee, Advantus Capital acts as investment adviser and manager for the Funds, or, in the case of Venture Fund, pays State Street to serve as investment sub-adviser. Effective May 1, 2000, each Fund pays its own transfer agent and shareholder servicing expenses. Prior to that date, Advantus Capital paid the transfer agent and shareholder servicing expenses for Venture Fund.

	Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that Ascend Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Ascend Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

	Under the Advisory Agreement for Venture Fund, Advantus Capital has agreed to absorb all Fund costs and expenses which exceed 1.40% of the average daily net assets of Class A shares, 2.25% of the average daily net assets of Class B shares, and 2.25% of the average daily net assets of Class C shares, through the fiscal year of the Fund ending July 31, 2001.

During the fiscal periods ended July 31, 1999, 1998 and 1997, Advantus Capital voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Ascend Financial) as set forth below:

	Fund	1999	1998	1997

	Venture Fund	$38,804	$0		$7,397
	Index Fund	229,663	162,977	70,164
	Real Estate Securities Fund	46,161	n/a	n/a

Venture Fund Sub-Adviser - State Street
	State Street Research & Management Company ("State Street") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management of the investment program of the Venture Fund, subject to the general control of the Board of Directors of the Fund. State Street is a registered investment adviser under the Investment Advisers Act of 1940.

	State Street, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts at the investment sub-adviser to the Portfolio. State Street was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. State Street's portfolio management group has extensive investment industry experience managing equity and debt securities. State Street is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

Venture Fund Investment Sub-Advisory Agreement - State Street
	State Street acts as investment sub-adviser to the Venture Fund under an Investment Sub-Advisory Agreement (the "State Street Agreement") with Advantus Capital dated May 1, 2000 and approved by shareholders of the Fund on April 17, 2000. The State Street Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the State Street Agreement or interested persons of any such party, on February 10, 2000. Prior to May 1, 2000 the Venture Fund was managed directly by Advantus Capital. The State Street Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the State Street Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Venture Fund's outstanding voting securities on 60 days' written notice to State Street, and by State Street on 60 days' written notice to Advantus Capital. Unless sooner terminated, the State Street Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons or any party to the State Street Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Code of Ethics
	Advantus Capital, Ascend Financial and each of the Funds has adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities, including securities that may be purchased or held by the Funds.

Distribution Agreement
	The Board of Directors of each Fund, on January 25, 2000, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Ascend Financial (the "Distribution Agreements"), each dated October 22, 1998.

	During the fiscal periods ended July 31, 1999, 1998 and 1997, the commissions received by Ascend Financial under the Distribution Agreements with respect to shares of all classes were as follows:

	Fund	1999	1998	1997

	Venture Fund	$22,764	$174,716	$47,978
	Index Fund	149,932	225,676	73,332
	Real Estate Securities Fund	563	n/a	n/a

	During the same period Ascend Financial retained from these commissions the following amounts:

	Fund	1999	1998	1997

	Venture Fund	$1,323	$0	$15,344
	Index Fund	0	0	16,544
	Real Estate Securities Fund	0	n/a	n/a

	The remainder of these commissions was paid to registered representatives of Ascend Financial or to broker-dealers who have selling agreements with Ascend Financial.

	Each Distribution Agreement may be terminated by the respective Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

	The Distribution Agreements require Ascend Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

	In the Distribution Agreements, Ascend Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial only from persons affiliated with the Funds but not with Ascend Financial.

Payment of Certain Distribution Expenses of the Funds
	Each of the Venture Fund and Index Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Real Estate Securities Fund has a single class of shares (Class A) and has also adopted a Plan of Distribution pursuant to Rule 12b-1. Each of the Funds, pursuant to its Plans of Distribution, pays fees to Ascend Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

	Rule 12b-1 Fee as Percentage
	of Average Daily Net Assets Attributable to
	Fund	Class A Shares	Class B Shares	Class C
Shares

	Venture Fund	0.25%	1.00%	1.00%
	Index Fund	0.25%	1.00%	1.00%
	Real Estate Securities Fund	0.25%	n/a	n/a

	Such fees are used for distribution-related services for Class B and C shares in Venture Fund and Index Fund and for servicing of shareholder accounts in connection with Class A, B and C shares in each of the Funds.

	A portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares in Venture Fund and Index Fund equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the shares of the Funds.

	The distribution fees paid by Venture Fund and Index Fund may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate broker-dealers, including Ascend Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices (including overhead expenses) provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.

	All of the 12b-1 fees payable with respect to each Fund's Class A shares and a portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of Venture Fund and Index Fund, equal to .25% of the average daily net assets attributable to such Class A, B and Class C shares, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class A, B and Class C shares.

	Amounts expended by the Funds under the Plans are expected to be used for the implementation by Ascend Financial of a dealer incentive program. Pursuant to the program, Ascend Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

	Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. Applicable laws may prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

	In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, each Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Fund, and by a majority vote of both the full board of directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full board of directors and the Independent Directors, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full board of directors and the Independent Directors, (5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter will prepare and furnish to the board of directors, and the board of directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

	Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 25, 2000, the directors of the Funds so concluded.

	During the fiscal period ended July 31, 1999, each Fund made payments under its Plans of Distribution applicable to Class A, Class B and Class C Shares as set forth below (distribution fees waived by Ascend Financial, if any, are shown in parentheses).

	Fund	Class A	Class B	Class C

	Venture Fund	$84,272	($38,385)	$32,683	$5,471
	Index Fund	56,894	(25,363)	178,100	21,928
	Real Estate Securities Fund	6,281	(3,769)	n/a	n/a

	The Plans of Distribution could be construed as "compensation plans" because Ascend Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Ascend Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Ascend Financial could be said to have received a profit.

Transfer Agent and Administrative Services
	Venture Fund, Index Fund and Real Estate Securities Fund each pays its own transfer agent expenses. Prior to May 1, 2000, Advantus Capital paid all transfer agent expenses incurred by Venture Fund. Effective October 26, 1998, the Funds' transfer agent is PFPC Inc. ("PFPC"). Prior to that date the Funds had engaged Minnesota Life to act as their transfer agent, dividend disbursing agent and redemption agent. For the period from August 1, 1998 to October 25, 1998, Index Fund paid Minnesota Life $19,223 for transfer agent such services.

In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Life under which Minnesota Life provides (i) accounting, legal and other administrative services and (ii) shareholder servicing to the Funds. Minnesota Life currently provides administrative services to the Funds at a monthly cost of $6,200 per Fund for Index and Venture and $5,100 for Real Estate Securities. During the fiscal period ended July 31, 1999, each Fund paid the following amounts for such administrative services:

	Fund	Amount

	Venture Fund	$56,400
	Index Fund	56,400
	Real Estate Securities Fund	28,800

	Effective May 1, 2000, each Fund pays its own shareholder servicing cots. Prior to that date Advantus Capital paid the costs of providing shareholder services to the Venture Fund. Minnesota Life currently provides shareholder servicing to each Fund at a cost of $5 per shareholder account per year.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
	In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; the Funds trade in this manner whenever the net price appears advantageous.

	Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds. During the fiscal periods ended July 31, 1999, 1998 and 1997, brokerage commissions paid were:

	Fund	1999	1998	1997

	Venture Fund	$114,586	$60,536	$125,176
	Index Fund	17,320	14,282	13,820
	Real Estate Securities Fund	29,135	n/a	n/a

	The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

	There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal period ended July 31, 1999, the Funds directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

		Aggregate Transactions	Commissions Paid on
	Fund	Directed for Research	Directed Transaction

	Venture Fund	$5,896,470	$98,289
	Index Fund	5,074,387	2,935
	Real Estate Securities Fund	550,781	26,653

	No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

	The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one
Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

	The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

	In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

	Information regarding the acquisition by the Funds during the fiscal period ended July 31, 1999 of securities of the Funds' regular brokers or dealers, or the parents of those brokers or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

			Approximate
			Value of Securities
			Owned at End of
Fund	Name of Issuer	Fiscal Period

Venture Fund	-----	-----
Index Fund	Merrill Lynch & Company, Inc.	$102,094
	Lehman Brothers Holdings, Inc.	91,375
	Morgan Stanley Dean Witter	228,016
	Paine Webber Group, Inc.	96,000
Real Estate Securities Fund	-----	-----

CALCULATION OF PERFORMANCE DATA
	Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Funds.

	Yield. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

	a-b
	YIELD	=	2[( ----- +1)6-1]
	cd

Where:		a	=	dividends and interest earned during the
period;

		b	=	expenses accrued for the period (net of
reimbursements);

		c	=	the average daily number of shares outstanding during
the period 					that were entitled to receive dividends;
and

		d	=	the maximum offering price per share on the last day
of the period.

	The yield on investments in each of the Funds for the 30-day period ended July 31, 1999 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.

	Yield

Fund	Class A	Class B	Class C

Venture Fund	.32%	(.26%)	-.50%	(-.56%)	-.50%	(-.56%)
Index Fund	.52%	(.28%)	-.31%	(-.56%)	-.31%	(-.56%)
Real Estate Securities Fund	3.9%	2.8%)	n/a	(n/a)	n/a	(n/a)

	Average Annual Total Return. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

	P(1+T)n	=	ERV

Where:		P	=	a hypothetical initial payment of $1,000;

		T	=	average annual total return;

		n	=	number of years; and

		ERV	=	ending redeemable value at the end of the period of a
hypothetical 					$1,000 payment made at the
beginning of such period.

	The average annual total return on investments in each of the Funds for the periods indicated ending July 31, 1999, were as set forth in the table below. Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.

	1 Year
Fund	Class A	Class B	Class C

Venture Fund	-9.18%	(-9.39%)	-9.53%	(-9.63%)	-4.77%	(-4.88%)
Index Fund	12.58%	(11.90%)	13.10%	(12.54%)	18.03%	(17.47%)
Real Estate Securities Fund	n/a	(n/a)	n/a	(n/a)	n/a	(n/a)


	Since Inception
Fund	Class A	Class B	Class C

Venture Fund(1)	5.58%	(5.44%)	5.66%	(5.61%)	7.03%	(7.00%)
Index Fund(1)	21.11%	(20.74%)	21.78%	(21.46%)	22.62%	(22.29%)
Real Estate Securities Fund(2)	-.99%	(-1.78%)	n/a	(n/a)	n/a	(n/a)
_______________
(1) Class A, Class B and Class C inception was January 31, 1997.
(2) Class A inception date was February 25, 1999.

	Cumulative Total Return. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

	ERV-P
	CTR	=	( ----- )100
	P

Where	:	CTR	=	cumulative total return;

		ERV	=	ending redeemable value at the end of the period of a
hypothetical 					$1,000 payment made at the
beginning of such period; and

		P	=	initial payment of $1,000.

	The cumulative total return on investments in each of the Funds for the period indicated ended July 31, 1999, was as set forth in the table below.
The cumulative total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the inception of Class A shares. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser and distributor were voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.

	Cumulative Total Return
Fund	Class A	Class B	Class C

Venture Fund(1)	14.53%	(14.15%)	14.75%	(14.61%)	18.50%	(18.42%)
Index Fund(1)	61.37%	(60.15%)	63.61%	(62.54%)	66.45%	(65.33%)
Real Estate Securities Fund(2)	-.99%	(-1.78%)	n/a	(n/a)	n/a	(n/a)
_______________
(1) Class A, Class B and Class C inception date was January 31, 1997.
(2) Class A inception date was February 25, 1999.

	The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

	Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

CAPITAL STOCK AND OWNERSHIP OF SHARES
	Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

	Each of the Funds has 10 billion authorized shares of common stock and has designated 2 billion authorized shares as Class A shares. Venture Fund and Index Fund have also each designated 2 billion authorized shares as Class B shares and 2 billion authorized shares as Class C shares. The Funds have the number of shares outstanding as of July 31, 1999, as set forth below.

	Shares Outstanding at July 31, 1999
Fund	Class A	Class B	Class C

Venture Fund	2,829,307	280,417	41,829
Index Fund	1,436,954	1,372,193	165,340
Real Estate Securities Fund	596,667	n/a	n/a

	As of July 31, 1999, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

	Number of
Name and Address of Shareholder	Shares	Percentage

Venture Fund	2,516,527	79.9%
	Minnesota Life and affiliates*

Index Fund	515,480	17.3%
	Minnesota Life and affiliates*

Real Estate Securities Fund	519,998	87.2%
	Minnesota Life and affiliates*

*  400 Robert Street North, St. Paul, Minnesota 55101.

HOW TO BUY SHARES
	Each Fund's shares may be purchased at the public offering price from Ascend Financial, and from certain other broker-dealers. Ascend Financial reserves the right to reject any purchase order. Shares of the Funds may be purchased at a price equal to their respective net asset value.

	Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. Shareholders who hold previously issued certificates representing any of their shares will not be allowed to redeem such certificated shares by telephone.

Alternative Purchase Arrangements
	Real Estate Securities Fund offers a single class of shares (Class A). Venture Fund and Index Fund offer investors the choice among three classes of shares which offer different sales charges and bear different expenses.
These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below.

	The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors in Venture Fund and Index Fund should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

	Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase, but a deferred sales charge will be imposed if such shares are sold within one year after the date of purchase. Orders for Class B or Class C shares Venture Fund and Index Fund for $1,000,000 or more will be treated as orders for Class A shares or declined.

Purchase by Check
	New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, directly to PFPC, the Funds' transfer agent, at Advantus Funds Group, P.O.
Box 9767, Providence, Rhode Island 02940-5059. Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Ascend Financial or other broker-dealers authorized to sell shares of the Fund.

Purchase by Wire
	Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact Minnesota Life, through its Advantus Shareholder Services division, at (800) 665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.

	Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central time). Banks may charge a fee for transmitting funds by wire.

Purchase by Internet
Existing Advantus Funds shareholders may also purchase shares via the Internet, once they have established on-line authorization. Please contact Advantus Shareholder Services at (800) 665-6005 for information on how to establish your account.

Timing of Purchase Orders
	An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of normal trading on the New York Stock
Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received by PFPC. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.

Minimum Investments
	A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.

Public Offering Price
	The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

	The net asset value of the shares of the Fund is determined as of the close of normal trading on the New York Stock Exchange (as of the date of this Statement of Additional Information the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

	Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

SALES CHARGES
Class A Shares
	The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Ascend Financial receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

	Sales Charge as a Percentage of:

	Offering	Net Amount	Amount Paid to Broker-Dealers
Value of Total Investment	Price	Invested	as a Percentage of Offering
Price:

Less than $50,000	5.5%	5.82%	5.00%
$50,000 but less than $100,000	4.5	4.71	4.00
$100,000 but less than $250,000	3.5	3.63	3.00
$250,000 but less than $500,000	2.5	2.56	2.25
$500,000 but less than $1,000,000	2.0	2.04	1.75
$1,000,000 and over (1)	0	0	1.00*

(1) A FESC will not be assessed for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.

* These payments are paid by Ascend Financial or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

The sales charge applicable to an initial investment in the Fund depends on the offering price of the investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of the investor's previous investments in the Fund. For example, if an investor makes an initial investment in Class A shares of Venture Fund with an offering price of $40,000 the investor will pay a sales charge equal to 5.5% of the $40,000 investment, but if an investor already owns Class A shares of Venture Fund with a current net asset value of $40,000 and invests in additional Class A shares of Horizon Fund with an offering price of $10,000 the investor will pay a sales charge equal to 4.5% of the additional $10,000 since the total investment in the Fund would then be $50,000.

Class B Shares
	Class B shares of Venture Fund and Index Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemptions" below. Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

	Shares Convert
	to Class A in
	the Month
	CDSC Applicable in Year	After
Shares Purchased in an Amount	1	2	3	4	5	6	Expiration of

Less than $50,000	5.0%	4.5%	3.5%	2.5%	1.5%	1.5%	84 months
$50,000 but less than $100,000	4.5	3.5	2.5	1.5	1.5	0	76 months
$100,000 but less than $250,000	3.5	2.5	1.5	1.5	0	0	60 months
$250,000 but less than $500,000	2.5	1.5	1.5	0	0	0	44 months
$500,000 but less than $1,000,000	1.5	1.5	0	0	0	0
	28 months

	Proceeds from the CDSC are paid to Ascend Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Ascend Financial pays a sales commission to broker-dealers, and to registered representatives of Ascend Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Ascend Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

	Amount Paid to Broker-Dealers as a
Shares Purchased in an Amount	Percentage of Offering Price:
Less than $50,000	4.17%
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.92
$250,000 but less than $500,000	2.08
$500,000 but less than $1,000,000	1.25

	Conversion Feature On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Funds will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.

	The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Class C Shares
	Class C shares of Venture Fund and Index Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

	Shares Convert to Class A in the
Shares Purchased in an Amount	Month After Expiration of
Less than $50,000	96 months
$50,000 but less than $100,000	88 months
$100,000 but less than $250,000	72 months
$250,000 but less than $500,000	56 months
$500,000 but less than $1,000,000	40 months

	The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Ascend Financial does not pay a sales commission to broker-dealers, or to registered representatives of Ascend Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

	Conversion Feature. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.

	The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Other Payments to Broker-Dealers
	Broker-dealers selling Class A, Class B and Class C shares of the Funds will receive a shareholder servicing fee (Rule 12b-1 fee) equal, on an annual basis, to .25% of the net asset values attributable to Class A, Class B and Class C shares. All such shareholder servicing fees are paid quarterly in arrears beginning with the second year after the sale of the shares to which such fees are attributable (i.e., the first payment is at the end of the fifteenth month). Rule 12b-1 distribution fees will also be paid quarterly in arrears to broker-dealers selling Class C shares equal, on an annual basis, to .75% of the net asset values attributable to such Class C shares.

NET ASSET VALUE AND PUBLIC OFFERING PRICE
	The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the heading "Buying and Selling Shares."

	The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

	On July 31, 1999, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds were calculated as set forth below.

Venture Fund

Class A Shares

     Net Assets ($31,682,899)			=	Net Asset Value Per Share
($11.20)
     Shares outstanding (2,829,307)

	To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

	$11.20	=	Public Offering Price Per Share ($11.85)
	.945(1)

Class B Shares

     Net Assets ($3,115,233)			=	Net Asset Value and Public
     Shares outstanding (280,417)			Offering Price Per Share
($11.11)

Class C Shares

     Net Assets ($466,587)         		=	Net Asset Value and Public
     Shares outstanding (41,829)			Offering Price Per Share
($11.15)

Index Fund

Class A Shares

     Net Assets ($25,498,132)			=	Net Asset Value Per Share
($17.74)
     Shares outstanding (1,436,954)

	To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

	$17.74	=	Public Offering Price Per Share ($18.77)
	.945(1)

Class B Shares

     Net Assets ($24,202,406)			=	Net Asset Value and Public
     Shares outstanding (1,372,193)			Offering Price Per Share
($17.64)

Class C Shares

     Net Assets ($2,909,973)			=	Net Asset Value and Public
     Shares outstanding (165,340)			Offering Price Per Share
($17.60)

Real Estate Securities Fund

Class A Shares

     Net Assets ($6,112,909)			=	Net Asset Value Per Share
($10.25)
     Shares outstanding (596,667)

	To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

	$10.25	=	Public Offering Price Per Share ($10.85)
	.945
____________
(1)  Effective February 1, 1999, the maximum FESC was increased to 5.5%.

REDUCED SALES CHARGES
	Special purchase plans are enumerated in the text of each Fund's Prospectus under "Buying and Selling Shares - Reducing Sales Charges" and are fully described below.

Right of Accumulation-Cumulative Purchase Discount
	The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

Letter of Intent
	The applicable sales charge for purchases of Class A shares is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with Ascend Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds within that time. The 13-month period is measured from the date the Letter of Intent is approved by Ascend Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Ascend Financial will make appropriate adjustments on purchases during the 90-day period.

	In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of shares currently held in Real Estate Securities Fund and the net asset value of Class A, Class B and Class
C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Shares of Real
Estate Securities Fund and Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

	The Letter of Intent includes a provision for payment of additional applicable Class A sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding 5.5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Ascend Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Ascend Financial on a timely basis, Ascend Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

Combining Purchases
	With respect to Real Estate Securities Fund and each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

Group Purchases
	An individual who is a member of a qualified group may also purchase shares of the Real Estate Securities Fund and the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

	A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Ascend Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Ascend Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Ascend Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

Waiver of Sales Charges For Certain Sales of Class A Shares
	Directors and officers of Advantus Capital, State Street (with respect to Venture Fund only), Ascend Financial, the Funds, Minnesota Life, or any of Minnesota Life's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Multiple Class Funds at net asset value.
These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

EXCHANGE AND TRANSFER OF FUND SHARES
	A shareholder can exchange some or all of his or her Class A, Class B and Class C shares in the Advantus Multiple Class Funds, or shares in Real Estate Securities Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds or Real Estate Securities Fund (provided such Fund is available in the shareholder's State), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the contingent deferred sales charge ("CDSC") period and applying the CDSC.

	Class A, Class B and Class C shares may also be exchanged for shares of the Money Market Fund at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money
Market Fund shares or any reacquired Class B shares, except as follows.
Ascend Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Ascend Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.

	Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange.

	The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, (unless the shareholder has elected on the account application not to have telephone transaction privileges) or by Internet. Up to twelve exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate, or impose additional charges upon, the exchange and/or telephone transfer privileges and/or
Internet transactions, upon 60 days' prior notice to shareholders. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Distributions and Tax Status" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

Systematic Exchange Plan
	Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

SHAREHOLDER SERVICES
Open Accounts
	A shareholder's investment is automatically credited to an open account maintained for the shareholder by PFPC, the Funds' transfer agent. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year PFPC sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

	The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

	The costs of maintaining the open account system are paid by each Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plan
	Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan" (the "Plan").

	The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the each of the Advantus Funds other than Money Market Fund, to employ the principle of dollar cost averaging, described below.

	By acquiring Fund shares on a regular basis pursuant to the Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. There is no guarantee, however, that the automatic investment plan will always result in a lower cost per share compared to other investment programs. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

	A Plan may be opened by indicating an intention to invest $25 or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

	An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

Group Systematic Investment Plan
	This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

Retirement Plans Offering Tax Benefits
	The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds.
The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

	The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Ascend Financial.

	An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

Systematic Withdrawal Plans
	An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments for Class A shares of Real Estate Securities Fund and the Advantus Multiple Class Funds purchased in amounts of $1 million or more, and for Class B shares of Advantus Multiple Class Funds, may also be subject to a CDSC. As a result, a shareholder should consider whether a Systematic Withdrawal Plan is appropriate. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

	The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Ascend Financial.

	A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

	All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

	Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value.

	Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

REDEMPTIONS
	Registered holders of shares of the Funds may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of certain Class A shares and Class B shares. Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.

	Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.

	If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is (508) 871-3560.

	Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. Each Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

	Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Signature Guarantee
	In order to protect both shareholders and the Funds against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.

	A signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address,
(iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.

	A signature guarantee must be provided by an eligible guarantor institution. A notarized signature is not sufficient. Eligible guarantors include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.

Contingent Deferred Sales Charge
	The CDSC applicable upon redemption of Class A shares purchased in amounts of $1 million or more and Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges - Class B Shares" above.

	In determining whether a CDSC is payable with respect to any redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged.

	The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Transfer of Fund Shares," above.

Telephone Redemption
	The Fund's shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling Advantus Shareholder Services at (800) 665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

Internet Redemption
The Fund's shareholders may elect to perform certain transactions via the Internet. In order to do so, you must first authorize us to transmit information on-line and agree to our web site procedures. Please contact Advantus Funds Shareholder Services at (800) 665-6005 for more information on how to enable your account. Internet transactions may not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Signature Guarantee" above) within the 30 day period prior to receipt of the redemption request. The maximum amount which may be redeemed by internet is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

Delay in Payment of Redemption Proceeds
	Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.

Fund's Right to Redeem Small Accounts
	The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

Reinstatement Privilege
	The Prospectus for each of the Funds describes redeeming shareholders' reinstatement privileges in "Buying and Selling Shares" in the Funds' Prospectus. Written notice from persons wishing to exercise this reinstatement privilege must be received by Ascend Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

	See "Distributions and Tax Status" below for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Distributions and Tax Status" below regarding the taxation of capital gains.

TELEPHONE TRANSACTIONS
	Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.

	Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005. Automated service is available 24 hours a day, and service representatives are available Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. The maximum amount which may be redeemed by telephone is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

	The Fund will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.

INTERNET TRANSACTIONS
	Shareholders of the Fund are permitted to exchange or redeem the Fund's share via the Internet. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions via Internet requires that a shareholder contact Advantus at
(800) 665-6005 to enable their account.

	Shareholders, or persons authorized by shareholders, may initiate Internet transactions by going to the Advantus Funds web site, www.advantusfunds.com. Automated service is generally available 24 hours a day. Internet transaction requests received after 3:00 p.m. (Central time) will be treated as received the next business day. The maximum amount which may be redeemed via Internet is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing an on-line exchange or redemption due to a heavy volume. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt an on-line exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the Internet on-line exchange and redemption privileges upon 60 days' prior notice to shareholders.

	The Fund will not be liable for following instructions communicated by Internet which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated via the Internet are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing Internet transactions include requiring shareholders to contact Advantus in order to establish their on-line account, asking shareholders for their account number and a personal identifying number, providing a confirmation number on-screen, at the completion of an on-line transaction, and providing written confirmation of such transactions.

THE STANDARD & POOR'S LICENSE
	Standard & Poor's ("S&P") is a division of The McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor'sr," "S&Pr," "S&P 500r," "Standard & Poor's 500" and "500" and has licensed the use of such marks by the Index Fund.

	Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance.
S&P's only relationship to the Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Index Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Index Fund nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

	S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DISTRIBUTIONS AND TAX STATUS
Dividends and Capital Gains Distributions
	The policy of the Funds has been to pay dividends from net investment income quarterly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

	Any dividend payments or net capital gains distributions made by the Funds are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.

	Upon written request to a Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Advantus Money Market Fund or shares of the same class of another of the Advantus Funds at the net asset value of such other Fund on the payable date for the dividends being distributed (subject to the applicable sales charge). To use this privilege of investing dividends from a Fund in shares of another of the Funds, shareholders must maintain a minimum account value of $250 in both the Fund paying the dividends and the other Fund in which dividends are reinvested.

Taxation - General
	The following is a general summary of certain federal tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning.

	During the year ended July 31, 1999 each Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

	Distributions of investment company taxable income from a Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. Long-term capital gains of individuals are taxed at a maximum rate of 20%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.

	Some or all of the dividend distributions from each Fund are expected to qualify for the 70% dividend received deduction for corporations, except that dividend distributions from the Real Estate Securities Fund attributable to dividends that the Fund receives from REITs will not qualify for such dividend received deduction for corporations.

	Prior to purchasing shares of a Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

	The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.

	Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Funds, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.

	The Funds are required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

	Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

	The Real Estate Securities Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401K plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.

	Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

	The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to ownership of Fund shares.

FINANCIAL STATEMENTS
	Each Funds' financial statements for the fiscal year ended July 31, 1999, including the financial highlights for each of the respective periods presented, appearing in such Fund's Annual Report to Shareholders, and the report thereon of such Fund's independent auditors, KPMG LLP, also appearing therein, together with each Fund's unaudited financial statements for the six-month period ended January 31, 2000 included in such Fund's Semi-Annual Report to shareholders, are incorporated by reference in this Statement of Additional Information.


APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS
Bond Ratings
	Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

	Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

	Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

	AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

	AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

	A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

	B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

	Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

Commercial Paper Ratings
	The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

	The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.



APPENDIX B - FUTURES CONTRACTS
Example of Futures Contract Sale
	The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

	In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

	The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

	If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

Example of Futures Contract Purchase
	The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

	For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

	Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

	The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

	If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

	In each transaction, nominal transaction expenses would also be incurred.

Tax Treatment
	The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

	Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.


1

A-3

B-1